UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2012

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2012, Target Corporation filed the authorized forms of award agreements to be used on or after January 11, 2012 in connection with grants of awards of non-qualified stock options, restricted stock units and performance share units to executive officers and awards of non-qualified stock options and restricted stock units to directors pursuant to the Target Corporation 2011 Long-Term Incentive Plan.

The forms of award agreements are attached hereto as Exhibits (10)BB through (10)FF, and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

(10)BB            Form of Executive Non-Qualified Stock Option Agreement

(10)CC            Form of Executive Restricted Stock Unit Agreement

(10)DD          Form of Executive Performance Share Unit Agreement

(10)EE              Form of Non-Employee Director Non-Qualified Stock Option Agreement

(10)FF              Form of Non-Employee Director Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: January 11, 2012	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(10)BB	Form of Executive Non-Qualified Stock Option Agreement	Filed Electronically

(10)CC	Form of Executive Restricted Stock Unit Agreement	Filed Electronically

(10)DD	Form of Executive Performance Share Unit Agreement	Filed Electronically

(10)EE	Form of Non-Employee Director Non-Qualified Stock Option Agreement	Filed Electronically

(10)FF	Form of Non-Employee Director Restricted Stock Unit Agreement	Filed Electronically